FORM OF



                  EXCALIBUR TECHNOLOGIES CORPORATION

                   INCENTIVE STOCK OPTION AGREEMENT



      THIS AGREEMENT, made and entered into as of March 17, 1989

  (the "Date of Grant") between EXCALIBUR TECHNOLOGIES

  CORPORATION, a New Mexico corporation (the "Corporation"), and

  James W. Dowe III (the "Optionee").

                         W I T N E S S E T H :


      WHEREAS, under the terms and conditions hereinafter

  stated, the Corporation hereby grants to the Optionee an

  option (the "Option") to purchase 120,000 shares of Common

  Stock, par value $.01 ("Common Stock"), at an exercise price of $8.125 per share, subject to adjustment as provided in

  Paragraph 8 of this Agreement (the "Exercise Price");

      NOW, THEREFORE, the Corporation and the Optionee agree as

  follows:

      1.   Term.  The term of the Option shall commence on March

  17, 1989, and shall terminate at 5:00 P.M., E.S.T., on March

  17, 1999.  Except as provided in Paragraph 4 hereof, this

  Option shall be exercisable in full upon and after May 17,

  1990.

      2.   Exercise.  The Option may be exercised in whole or in

  part.  The method for exercise described in this Paragraph shall be the sole method of such exercise.  The Optionee may exercise the Option by delivery to the Corporation of written notice in the form attached as Exhibit A providing: (i) the name of the Optionee; (ii) the address to which Common Stock certificates are to be mailed; (iii) an identification of the

  Option being exercised by reference to the date first written above; and (iv) the number of shares of Common Stock subject to such Option.  Such notice shall be accompanied by a

  certified check payable to the Corporation in the amount equal to the product of the Exercise Price times the number of

  shares with respect to which the Option is being exercised,

  and shall be delivered in person or shall be sent by

  registered mail, return receipt requested, to the President of the Corporation.  The Option shall be considered exercised on the date the notice and payment are delivered to the President of the Corporation or deposited in the mail, as the case may

  be.  As promptly as practicable after receipt of such notice and payment, the Corporation shall deliver to the Optionee a certificate or certificates for the number of shares of Common

  Stock for which the Option has been so exercised, issued in the Optionee's name.  Such delivery shall be deemed to have been made for all purposes when a stock transfer agent of the

  Corporation shall have deposited such certificate or

  certificates in the United States mail, addressed to the

  Optionee, at the address specified in the notice.

      3.   Transferability of Options.  The Option shall not be

  transferable by the Optionee otherwise than by will or under the laws of descent and distribution.  The Option shall be exercisable during the lifetime of the Optionee only by the

  Optionee, the Optionee's guardian or the Optionee's legal

  representative.

      4.   Termination.  (a)  Termination by Death.  If the

  Optionee's employment by the Corporation terminates by reason of death, this Option may then be exercised to the extent

  exercisable at the time of death or on such accelerated basis as the Corporation may determine after grant (or as may be determined in accordance with procedures established by the

  Corporation), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee,

  for a period of one year from the date of such death or until the expiration of the stated term of this Option, whichever period is shorter.

       (b)  Termination by Reason of Disability.  If the

  Optionee's employment by the Corporation terminates by reason of disability as determined by the Corporation ("Disability"),

  this Option may then be exercised by the Optionee, to the

  extent it was exercisable at the time of termination or on such accelerated basis as the Corporation may determine after grant (or as may be determined in accordance with procedures established by the Corporation), for a period of one year from the date of such termination of employment or until the

  expiration of the stated term of this Option, whichever period is shorter, provided that, if the Optionee dies within such one-year period, any unexercised part of the Option held by the Optionee shall then be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of this Option, whichever period is shorter.

           (c)  Other Termination.  Unless otherwise determined

  by the Corporation (or under procedures established by the

  Corporation) after grant, if the Optionee's employment by the

  Corporation terminates for any reason other than death or

  Disability, this Option shall terminate upon such termination of employment, except that this Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of this Option's term if the Optionee is involuntarily terminated by the Corporation without cause.

  For purposes of this Agreement, "Cause" means a felony

  conviction of the Optionee or the failure of the Optionee to contest prosecution for a felony, or the Optionee's willful misconduct or dishonesty, any of which is directly and

  materially harmful to the business or reputation of the

  Corporation.  Notwithstanding any other provision in this

  Agreement to the contrary, in the event that the Optionee's employment by the Corporation terminates prior to six months after the Date of Grant, for any reason, the Option shall

  immediately terminate and shall not be exercisable.

      5.   Requirements of Law.  The Corporation shall not be

  required to sell or issue Common Stock under the Option if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation.  In addition, in

  connection with the Securities Act of 1933 (as now in effect or amended in the future), upon exercise of the Option, the

  Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it that the Optionee will not transfer such shares except

  pursuant to a registration statement in effect under such Act,

  or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such

  registration is not required.  Any determination in this

  connection by the Corporation shall be final, binding and

  conclusive.  In the event the shares issuable upon exercise of the Option are not registered under the Securities Act of

  1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers

  necessary or advisable to comply with the Securities Act of

  1933:

           "The shares of stock represented by this

       certificate have not been registered under the

       Securities Act of 1933 or under the securities laws

       of any state and may not be sold or transferred

       except upon such registration or upon receipt by the

       Corporation of an opinion of counsel satisfactory to

       the Corporation, in form and substance satisfactory

       to the Corporation, that registration is not

       required for such sale or transfer."

  The Corporation may, but shall in no event be obligated to,

  register any securities covered under this Agreement pursuant to the Securities Act of 1933 (as now in effect or as amended in the future); and in the event any shares are so registered,

  the Corporation may remove any legend on certificates

  representing such shares.  The Corporation shall not be

  obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares under such exercise to comply with any state or federal law,

  rule or regulation.

      6.  No Rights as Stockholder.  The Optionee shall have no

  rights as a stockholder with respect to Common Stock covered by the Option until the date of issuance to the Optionee of a stock certificate for such Common Stock; and, except as

  otherwise provided in Paragraph 9 of this Agreement, no

  adjustment for dividends or otherwise shall be made if the record date of any dividends or otherwise is prior to the date of issuance of such certificate.

      7.  Employment Obligation.  The granting of the Option

  shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be

  affiliated with the Optionee.  The right of the Corporation to terminate the employment of or its affiliation with the

  Optionee or any other person shall not be diminished or

  affected by reason of the fact that the Option has been

  granted to the Optionee.

      8.  Changes in the Corporation's Capital Structure.  The

  existence of the Option shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations,

  reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights of Common Stock shareholders, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or

  otherwise.  Except as expressly provided in this Agreement,

  the issuance by the Corporation of shares of Common Stock of any class, for cash or property, or for labor or services,

  either upon direct sale or upon the exercise of rights or

  warrants to subscribe for shares of Common Stock, or upon

  conversion of shares or obligations of the Corporation

  convertible into such shares or other securities, shall not affect, and no adjustment for any reason shall be made with respect to, the number, class or price of shares of Common

  Stock then subject to the Option.

           (a)  Capital Readjustments.  If the Corporation

  effects a subdivision or consolidation of shares or other

  capital readjustment, the payment of a stock dividend, or

  other increase or reduction of the number of shares of Common

  Stock outstanding, without receiving compensation for any such increase or reduction in money, services or property, the

  number, class and per share option price of shares of Common

  Stock subject to the Option under this Agreement shall be

  appropriately adjusted in such a manner as to entitle the

  Optionee to receive upon exercise of the Option, for the same aggregate cash consideration, the same total number and class of shares that the Optionee would have received had the

  Optionee exercised the Option in full immediately prior to the event requiring the adjustment.  The Option, after adjustment,

  shall be subject to the same vesting schedule as specified in this Agreement.

           (b)  Mergers, Etc.  If (i) the Corporation is a party

  to a merger, consolidation or similar transaction (whether or not the Corporation is the surviving corporation), or the

  Corporation is liquidated, or the Corporation sells or

  otherwise disposes of substantially all its assets, and (ii)

  in such transaction the holders of Common Stock exchange their

  Common Stock for shares of stock or for other securities (the

  "Transaction Securities") of the Corporation or another

  corporation, receive additional Common Stock or other

  securities, or surrender a portion of their Common Stock,

  then:

                (1)  Except as provided in Paragraph 8(b)(2) of

  this Agreement, the Optionee shall be entitled, in lieu of the

  Option, to an Option or Options to purchase Transaction

  Securities in an amount (if any) equal to the Transaction

  Securities that the Optionee would have received if the

  Optionee had exercised the Option in full and held the shares of Common Stock to which the Option related at the time of such transaction.  The Option price per share or other unit of such Transaction Securities shall be determined by dividing the Option price per share of Common Stock subject to the

  Option by the number of shares or other units (or the fraction of a share or other unit) of Transaction  Securities into

  which each share of Common Stock is converted or for which

  Common Stock is exchanged in such transaction.

                (2)  Notwithstanding any other provision in this

  Agreement, the Board of Directors of the Corporation may

  cancel the Option as of the effective date of any transaction described in clause (i) of this Paragraph 8(b); provided that

  (a) notice of such cancellation shall have been given to the

  Optionee at least thirty (30) days before the effective date of such transaction, and (b) the Optionee shall have the right to exercise the Option in full during the thirty (30) day

  period immediately preceding the effective date of such

  transaction.

      9.   Withholding and Reporting.  The Corporation's

  obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding and

  reporting requirements.

      10.  Interpretation of Agreement; Governing Law.  The

  Option granted pursuant hereto is not intended to be an

  "incentive stock option" within the meaning of the Internal

  Revenue Code of 1986, as amended. This Agreement shall be

  construed and enforced in accordance with, and governed by,

  the laws of the State of New York.



                          EXCALIBUR TECHNOLOGIES CORPORATION



                           By:_____________________________________
                                     Richard H. Duddy
                                         President















                                                        Exhibit A

                           FORM OF NOTICE
            (to be signed only upon exercise of Option)


To:  EXCALIBUR TECHNOLOGIES CORPORATION

       The undersigned, the holder of the Option represented by the Stock Option Agreement dated ______________, hereby irrevocably elects to exercise the purchase right represented by such Option
for, and to purchase thereunder,      *      shares of Common Stock
of Excalibur Technologies Corporation, as provided for therein, and herewith makes payment of $_________ therefor, together with all applicable transfer taxes, if any, and requests that the certificates for such shares be issued in the name of, and delivered to:




______________________________
Name

______________________________
Address

______________________________
City, State, Zip Code

______________________________
Taxpayer Identification Number

______________________________
Signature
(Signature must conform in all
respects to name of holder as
specified on the face of the
Option.)

______________________________
Dated


 * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the portion thereof as to which the Option is being exercised).



- -----------------------------------------------------------------------------

                                    FORM OF


                        EXCALIBUR TECHNOLOGIES CORPORATION

                               STOCK OPTION AGREEMENT



               THIS AGREEMENT, made and entered into as of July 1, 1990,

          (the "Date of Grant") between EXCALIBUR TECHNOLOGIES CORPORATION,

          a Delaware corporation (the "Corporation"), and James W. Dowe III

          (the "Optionee").

                               W I T N E S S E T H :
                               - - - - - - - - - - -

               WHEREAS, under the terms and conditions hereinafter stated,

          the Corporation hereby grants to the Optionee an option (the

          "Option") to purchase 50,000 shares of Common Stock $.01 par value per share ("Common Stock"), at an exercise price of $15.95 per share, subject to adjustment as provided in Paragraph 8 hereof (the "Exercise Price").

               NOW, THEREFORE, the Corporation and the Optionee agree as

          follows:

               1.   Term.  The term of the Option shall commence on

          July 1, 1990, and shall terminate at 5:00 P.M., E.S.T., on

          July 1, 2000.  Except as provided in Paragraph 4 hereof, this

          Option shall be exercisable as to 50,000 shares on July 1, 1991.

          2.   Exercise.  The Option may be exercised in whole or in part.

          The method for exercise described in this Paragraph shall be the sole method of such exercise.  The Optionee may exercise the

          Option by delivery to the Corporation of written notice in the form attached as Exhibit A providing: (i) the name of the

          Optionee; (ii) the address to which Common Stock certificates are to be mailed; (iii) an identification of the Option being exercised by reference to the date first written above; and (iv)

          the number of shares of Common Stock subject to such Option.

          Such notice shall be accompanied by a certified check payable to the Corporation in the amount of the product of the Exercise

          Price times the number of shares with respect to which the Option is being executed, and shall be delivered in person or shall be sent by registered mail, return receipt requested, to the

          President of the Corporation.  The Option shall be considered exercised on the date the notice and payment are delivered to the

          President of the Corporation or deposited in the mail, as the case may be.  As promptly as practicable after receipt of such notice and payment, the Corporation shall deliver to the Optionee a certificate or certificates for the number of shares of Common

          Stock with respect to which the Option has been so executed,

          issued in the Optionee's name.  Such delivery shall be deemed effected for all purposes when a stock transfer agent of the

          Corporation shall have deposited such certificate or certificates in the United States mail, addressed to the Optionee, at the address specified in the notice.

               3.   Transferability of Options.  The Option shall not be

          transferable by the Optionee otherwise than by will or under the laws of descent and distribution.  The Option shall be

          exercisable during the lifetime of the Optionee only by the

          Optionee, the Optionee's guardian or the Optionee's legal

          representative.

               4.   Termination.  (a)  Termination by Death.  If the

          Optionee's employment by the Corporation terminates by reason of death, this Option may thereafter be exercised to the extent exercisable at the time of death or on such accelerated basis as the Corporation may determine after grant (or as may be

          determined in accordance with procedures established by the

          Corporation), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of this Option, whichever period is shorter.

                    (b)  Termination by Reason of Disability.  If the

          Optionee's employment by the Corporation terminates by reason of disability as determined by the Corporation ("Disability"), this

          Option may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination or on such

          accelerated basis as the Corporation may determine after grant

          (or as may be determined in accordance with procedures

          established by the Corporation), for a period of one year from the date of such termination of employment or until the expiration of the stated term of this Option, whichever period is the shorter, provided, however, that, if the Optionee dies within such one-year period, any unexercised part of the Option held by the Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of this Option, whichever period is the shorter.

                    (c)  Other Termination.  Unless otherwise determined by

          the Corporation (or pursuant to procedures established by the

          Corporation) after grant, if the Optionee's employment by the

          Corporation terminates for any reason other than death or

          Disability, this Option shall thereupon terminate, except that this Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of this Option's term if the Optionee is involuntarily terminated by the Corporation without cause.  For purposes of this Agreement,

          "Cause" means a felony conviction of the Optionee or the failure of the Optionee to contest prosecution for a felony, or the

          Optionee's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.  Notwithstanding anything herein to the

          contrary, in the event that the Optionee's employment by the

          Corporation terminates prior to six months after the Date of

          Grant, the Option shall immediately terminate and shall not be exercisable.

               5.   Requirements of Law.  The Corporation shall not be

          required to sell or issue Common Stock under the Option if the issuance of such Common Stock would constitute a violation by the

          Optionee or the Corporation of any provisions of any state or federal law, rule or regulation.  In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter

          amended), upon exercise of the Option, the Corporation shall be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the

          Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act, or unless an opinion of counsel to the Corporation has been received by the

          Corporation to the effect that such registration is not required.

          Any determination in this connection by the Corporation shall be final, binding and conclusive.  In the event the shares issuable upon exercise of the Option are not registered under the

          Securities Act of 1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities

          Act of 1933.

                    "The shares of stock represented by this

               certificate have not been registered under the

               Securities Act of 1933 or under the securities laws of

               any state and may not be sold or transferred except

               upon such registration or upon receipt by the

               Corporation of an opinion of counsel satisfactory to

               the Corporation, in form and substance satisfactory to

               the Corporation, that registration is not required for

               such sale or transfer."

          The Corporation may, but shall in no event be obligated to,

          register any securities covered hereby pursuant to the Securities

          Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares.  The

          Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

               6.   No Rights as Stockholder.  The Optionee shall have no

          rights as a stockholder with respect to Common Stock covered by the Option until the date of issuance to the Optionee of a stock certificate for such Common Stock; and, except as otherwise provided in Paragraph 9 hereof, no adjustment for dividends or otherwise shall be made if the record date thereof is prior to the date of issuance of such certificate.

               7.   Employment Obligation.  The granting of the Option

          shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be affiliated with the Optionee.  The right of the Corporation to terminate the










          employment of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Option has been granted to the Optionee.

               8.   Changes in the Corporation's Capital Structure.  The

          existence of the Option shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.  Except as hereinafter expressly provided, the issuance by the Corporation of shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other

          securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common stock then subject to the Option.

                    (a)  Capital Readjustments.  If the Corporation effects

          a subdivision or consolidation of shares or other capital

          readjustment, the payment of a stock dividend, or other increase


                                          7




          or reduction of the number of shares of Common Stock outstanding,

          without receiving compensation therefor in money, services or property, the number, class and per share option price of shares of Common stock subject to the Option hereunder shall be

          appropriately adjusted in such a manner as to entitle the

          Optionee to receive upon exercise of the Option, for the same aggregate cash consideration, the same total number and class of shares of the Optionee would have received had the Optionee exercised the Option in full immediately prior to the event requiring the adjustment.

                    (b)  Mergers, Etc.  If (i) the Corporation is a party

          to a merger, consolidation or similar transaction (whether or not the Corporation is the surviving corporation), or the Corporation is liquidated, or the Corporation sells or otherwise disposes of substantially all its assets, and (ii) in such transaction the holders of Common Stock exchange their Common Stock for shares of stock or for other securities (the "Transaction Securities") of the Corporation or another corporation, receive additional Common

          Stock or other securities, or surrender a portion of their Common

          Stock, then:

                         (l)  Except as provided in Paragraph 8(b)(2)

          hereof, the Optionee shall be entitled, in lieu of the Option, to an Option or Options to purchase Transaction Securities in an amount (if any) equal to the Transaction Securities that the

          Optionee would have received if the Optionee had exercised the

          Option in full and held the shares of Common Stock to which the


                                          8




          Option related at the time of such transaction.  The Option price per share or other unit of such Transaction Securities shall be determined by dividing the Option price per share of Common Stock subject to the Option by the number of shares or other units (or the fraction of a share or other unit) of Transaction Securities into which each share of Common Stock is converted or for which

          Common Stock is exchanged in such transaction.

                         (2)  Notwithstanding any other provision hereof,

          the Board of Directors of the Corporation may cancel the Option as of the effective date of any transaction described in clause

          (i) of this Paragraph 8(b); provided that (A) notice of such cancellation shall have been given to the Optionee at least thirty (30) days before the effective date of such transaction,

          and (b) the Optionee shall have the right to exercise the Option in full during the thirty (30) day period immediately preceding the effective date of such transaction.

               9.   Withholding and Reporting.  The Corporation's

          obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding and reporting requirements.












                                          9




               10.  Interpretation of Agreement; Governing Law.  The Option

          granted pursuant hereto is not intended to be an "incentive stock option" within the meaning of the Internal Revenue Code of 1986,

          as amended.  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New

          York.

                                   EXCALIBUR TECHNOLOGIES CORPORATION



                                   By:  _________________________________
                                        Richard H. Duddy
                                        President



                                        _________________________________
                                        Optionee hereby accepts and
                                        agrees to be bound by all the
                                        terms and conditions hereof.



                                        _________________________________
                                        James W. Dowe III





                                         10




                                      EXHIBIT A
                                OPTION EXERCISE FORM


          1.   Name of Optionee              James W. Dowe III________


          2.   Address                  _______________________________

                                        _______________________________

                                        _______________________________

          3.   Date Option was
                 granted                July 1, 1990_____________

          4.   Number of shares as to
               which Option was
               originally granted       50,000____________________

          5.   Number of shares as to
               which Optionee is eligible
               to exercise option       _______________________________

          6.   Exercise price           _______________________________

          7.   Number of shares as
               to which Optionee is
               exercising Option (may
               not exceed #5)           _______________________________

          8.   Aggregate Option Exercise
               Price (Multiply #6 x #7) a
               check equal to this amount
               drawn to the order of
               Excalibur Technologies
               Corporation must
               accompany this form      _______________________________



          Optionee hereby accepts and agrees to be bound by all the terms and conditions hereof:



          __________________________________       Date: ________________
          Signature of Optionee


          Accepted:

          EXCALIBUR TECHNOLOGIES CORPORATION




          By:_______________________________     Date: _________________
             President




                                         11